  EXHIBIT 10.4

ADDENDUM TO ACQUISITION AGREEMENT

This Addendum Agreement (“Addendum”), effective as of October 3, 2022 (“Effective Date”), is between and among Integrated Cannabis Solutions, Inc., a Nevada corporation and SEC reporting company (“Integrated Cannabis”), Integrated Holdings Solution, Inc. s (“IHS” or “Buyer”), a Nevada corporation and Integrated Cannabis’ wholly owned subsidiary, Consolidated Apparel, Inc., a Florida corporation (“Consolidated”) and Eugene Caiazzo, Consolidated’s President (“Caiazzo”).  Consolidated and Caiazzo are collectively referred to herein as the “Seller” or individually as the circumstances dictate.  The Buyer, the Seller, and Integrated Cannabis are collectively referred to herein as the “Parties”.

WHEREAS the Parties  entered into  an Acquisition Agreement on December 13, 2021 (the “12/13/21 Agreement); and

WHEREAS the Parties  wish to amend the 12/13/21 Agreement pursuant to this Addendum, as reflected below:

THEREFORE, The Parties hereby agree to amend the Consulting  Agreement, as follows:

Section 2 of the 12/13/21 Agreement is amended in its entirety, as follows:

2. CONSIDERATION

2.1 The Purchase Price to be paid by the Buyer is $1,200,000 as further provided for in terms 2.2 – 2.4.

2.2 IHS shall assume Consolidated’s outstanding debt of $950,000.00 as of September 30, 2022 (“Assumption of Debt Amount”).

2.3 $374,778.40 of the  Assumption of Debt Amount by IHS shall be exchanged with 175,000,000 Common Stock Shares of Integrated Cannabis valued at $0.002 to be issued to Caiazzo.

2.4 IHS shall issue a Promissory Note for $250,000 to Caiazzo attached hereto as Exhibit A in exchange for 250,000 common stock shares of Consolidated owned by Caiazzo to be issued to IHS.

3. MISCELLANEOUS

3.1  Except as expressly modified by this Addendum, all terms and provisions of the 12/13/21 Agreement shall remain in full force and effect.

3.2  This Addendum may be executed in counterparts via email in PDF format.

INTEGRATED HOLDINGS SOLUTIONS, INC.

By:	/s/ Matthew Dwyer
Matthew Dwyer, Chief Executive Officer

INTEGRATED CANNABIS SOLUTIONS, INC.

By:	/s/ Matthew Dwyer
Matthew Dwyer, Chief Executive Officer

CONSOLIDATED APPAREL, INC.		EUGENE CAIAZZO

By:	/s/ Eugene Caiazzo	/s/ Eugene Caiazzo
	Eugene Caiazzo, President	EUGENE CAIAZZO